                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                     20TH CENTURY INDUSTRIES
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     20TH CENTURY INDUSTRIES
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                NOTICE OF 1995
                        ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

          [LOGO]

20TH CENTURY INDUSTRIES
WOODLAND HILLS, CALIFORNIA 91367

DEAR SHAREHOLDER,

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF 20TH CENTURY INDUSTRIES ON THURSDAY, MAY 25, 1995 AT 10:00 A.M., AT THE MARRIOTT HOTEL, 21850 OXNARD STREET, WOODLAND HILLS, CALIFORNIA.

    DETAILS OF THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING ARE GIVEN IN THE ATTACHED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. I THEREFORE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, SO THAT YOUR SHARES CAN BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, IF YOU SO DECIDE.

    TICKETS FOR THE MEETING ARE NOT REQUIRED, THOUGH WE ASK THAT ATTENDEES SIGN THE ATTENDANCE REGISTER PRIOR TO THE COMMENCEMENT OF THE MEETING.

    ON BEHALF OF THE BOARD OF DIRECTORS, I WOULD LIKE TO EXPRESS OUR APPRECIATION FOR YOUR CONTINUED INTEREST IN THE AFFAIRS OF THE COMPANY.

SINCERELY,

[SIG]

JOHN B. DE NAULT
CHAIRMAN OF THE BOARD

                             YOUR VOTE IS IMPORTANT
                    Please sign, Date and Return Your Proxy
                                      Card
                       Promptly in the Enclosed Envelope.

                                     [LOGO]

                            20TH CENTURY INDUSTRIES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 1995

    The Annual Meeting of Shareholders of 20TH CENTURY INDUSTRIES will be held at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367, on May 25, 1995 at 10:00 a.m. for the following purposes:

    1.  To elect nine directors.

    2. To ratify the appointment of Ernst & Young as independent accountants for 1995.

    3. To approve the proposed 20th Century Industries' Stock Option Plan (the Stock Option Plan).

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 12, 1995, as the record date for the determination of those shareholders entitled to notice of, and to vote at the meeting.

By Order of the Board of Directors,

        JOHN R. BOLLINGTON
             Secretary                  Woodland Hills, California
                                        DATED: April 21, 1995

                                   IMPORTANT
    Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                     [LOGO]

                            20TH CENTURY INDUSTRIES
                             6301 OWENSMOUTH AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 1995

                              GENERAL INFORMATION

    The enclosed Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are solicited by the Board of Directors of 20th Century Industries (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 25, 1995 at 10:00 a.m., at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367. These proxy materials are proposed to be sent on or before April 25, 1995 to all shareholders of the Company's common stock of record as of April 12, 1995. The Company's principal executive office is located at 6301 Owensmouth Avenue, Woodland Hills, California 91367.

    All proxies, properly executed and returned, will be voted at the Annual Meeting as directed by the shareholder. Any shareholder may revoke a proxy by giving written notice to the Secretary of the Company, by submitting a duly-executed proxy bearing a later date, or by voting in person at the meeting. If no directions are indicated, the shares represented by the signed proxy will be voted FOR the election of the nominees, FOR the appointment of Ernst & Young as the independent accountants for 1995 and FOR the approval of the Company's Stock Option Plan. The cost of the solicitation of these proxies is to be borne by the Company.

    Only shareholders of record of the Company's common stock at the close of business on April 12, 1995 will be entitled to notice of and to vote at the meeting. As of that date, 51,495,636 shares of common stock without par value of 20th Century Industries were outstanding. A quorum represented by a majority of the outstanding shares of common stock, present in person or by proxy, is necessary to conduct the meeting. In the election of directors, nominees receiving the highest number of affirmative votes cast, up to the number of the directors to be elected, are elected. Each share is entitled to one vote on all matters except for the election of directors. In electing directors, each shareholder is entitled to that number of votes which is equal to the number of shares held multiplied by the number of directors to be elected. If notice of intention to cumulate votes is given by any shareholder, all shareholders may cumulate their votes and give one nominee all of those votes, or they may distribute the votes among as many nominees as the shareholder deems fit.

    If there are nominees other than those designated by the Board of Directors, the proxy holders have discretionary authority to cumulate votes, which they will do through instructions from the Board, with the objective of electing as many of the nominees of the Board of Directors as possible. The effect of the decision of the proxyholders to exercise their discretionary authority to cumulate votes will be to make it more difficult for nominees, other than those designated by the Board of Directors, to be elected.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors recommends the election of the nine nominees named in this Proxy Statement to hold office until the next Annual Meeting and until their successors are elected and qualified. All of the nominees, except William
L. Mellick and Gregory M. Shepard, are members of the present Board and were elected at the last annual meeting of shareholders. Three current Directors, Neil H. Ashley, Rex J. Bates and Wayne F. Horning, have decided not to seek re-election. The remaining positions on the Board of Directors are held by Robert
M. Sandler and Howard I. Smith. Mr. Sandler and Mr. Smith were appointed to the Board by the holders of the Series A Preferred Stock, pursuant to authority granted in the Series A Preferred Stock Certificate of Determination and the Investment and Strategic Alliance Agreement between the Company and American International Group, Inc., as approved by the common shareholders on December 15, 1994.

    It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. The proxy may not be voted for more than nine nominees.

                        NOMINEES FOR BOARD OF DIRECTORS

JOHN B. DE NAULT       Director since 1956.                                    Age 76
                       Chairman of the  Board of the  Company. He  previously
                       served  as  Vice Chairman  of the  Board from  1971 to
                       December 15,  1994.  He is  an  investor,  maintaining
                       offices  in Los Angeles, California  and is the father
                       of Director John B. De Nault, III.
                       Mr. De Nault currently serves as a director of Roaring
                       Camp & Big  Trees Narrow Gauge  Railroad, and  Liberty
                       Bank.
LOUIS W. FOSTER        Director since 1956.                                    Age 82
                       Chairman   Emeritus  and   Founder  of   20th  Century
                       Industries  and  Subsidiaries.  He  served  as   Chief
                       Executive Officer until August 31, 1993. He retired as
                       Chairman  of the Board on December 15, 1994. He is the
                       father of Director R. Scott Foster, M.D.
STANLEY M. BURKE       Director since 1982.                                    Age 59
                       Certified  Public  Accountant  with  offices  in   Los
                       Angeles, California.
JOHN B. DE NAULT, III  Director since 1988.                                    Age 47
                       Investor  with offices in  Los Angeles, California. He
                       is  the   son   of   Director  John   B.   De   Nault.
                       He currently serves as a director of Liberty Bank.
R. SCOTT FOSTER, M.D.  Director since 1986.                                    Age 54
                       Ophthalmologist in Stockton, California. He is the son
                       of Director Louis W. Foster.
RACHFORD HARRIS        Director since 1956.                                    Age 82
                       Retired   since  1989.  He   previously  served  as  a
                       Financial Consultant  with  Shearson  Lehman  Brothers
                       Inc.
WILLIAM L. MELLICK     New Nominee.                                            Age 53
                       Chief Executive Officer, President and Chief Operating
                       Officer  of  the  Company.  Mr.  Mellick  joined  20th
                       Century Industries and  Subsidiaries in  1979, and  at
                       various  times  has served  as  Vice-President, Senior
                       Vice President and  Group Vice  President. He  assumed
                       the positions of Chief Operating Officer and Executive
                       Vice  President in 1993, became  President in 1994 and
                       Chief Executive Officer on March 1, 1995.

GREGORY M. SHEPARD     New Nominee.                                            Age 39
                       President and Director of Union Insurance Group, Union
                       Automobile  Insurance  Company,  American  Union  Life
                       Insurance Company and Prairie States Farmers Insurance
                       Company, of Bloomington, Illinois.
ARTHUR H. VOSS         Director since 1963.                                    Age 75
                       Chairman   of   Voss  International   Corporation,  an
                       Exporter and Importer in Long Beach, California.

Each Director will also serve as Director of 20th Century Insurance Company and 21st Century Casualty Company.

                       DIRECTORS OTHER THAN THE NOMINEES

Current directors of the Company, other than the nominees are as follows:

NEIL H. ASHLEY         Director since 1987                                     Age 72
                       Served  as Chief  Executive Officer  from September 1,
                       1993 until  March  1,  1995.  Mr.  Ashley  joined  the
                       Company  in 1983  as Group Vice  President and General
                       Counsel,  served  as  President  and  Chief  Operating
                       Officer  from 1986 to 1989, and was an Attorney at Law
                       for the legal  firm of Slutes,  Sakrison, Even,  Grant
                       and  Pelander in  Tucson, Arizona from  1989 to August
                       31, 1993. He returned to the firm on March 2, 1995.

REX J. BATES           Director since 1991.                                    Age 71
                       Retired since 1991. For many  years he served as  Vice
                       Chairman  of the  Board, Financial  Vice President and
                       Chief  Investment   Officer  of   State  Farm   Mutual
                       Automobile Insurance Company.

WAYNE F. HORNING       Director since 1956.                                    Age 79
                       Retired  since 1981. He previously served as President
                       of Inboard Marine Inc., El Monte, California.

ROBERT M. SANDLER      Director since 1994                                     Age 52
                       Senior Vice  President,  Senior Casualty  Actuary  and
                       Senior Claims Officer of American International Group,
                       Inc.  (AIG) located in  New York, N.Y.  Mr. Sandler is
                       also Chairman of American International  Underwriters,
                       AIG's overseas property-casualty operation.
HOWARD I. SMITH        Director since 1994                                     Age 50
                       Senior  Vice  President  and  Comptroller  of American
                       International Group, Inc. (AIG)  located in New  York,
                       N.Y.
                       Mr.   Smith   currently  serves   as  a   director  of
                       Transatlantic Holdings, Inc.

Directors Sandler  and  Smith  were elected  by  the  holders of  the  Series  A
Preferred  Stock,  pursuant  to  the  terms  of  the  Series  A  Preferred Stock
Certificate of Determination, and the Strategic Alliance and Investment Agreement. Directors Ashley, Bates and Horning chose not to stand for reelection as Directors. Their terms will expire on May 25, 1995.

                               EXECUTIVE OFFICERS

    The following is information concerning the executive officers of the Company.

                                     HAS SERVED AS
                                      AN OFFICER
OFFICERS OF THE COMPANY      AGE         SINCE      BUSINESS BACKGROUND
- ------------------------     ---     -------------  -----------------------------------------------------------
William L. Mellick           53          1979       Chief Executive  Officer,  President  and  Chief  Operating
                                                    Officer.   Mr.  Mellick  joined  the  Company  in  1979  as
                                                    Vice-President of Operations, was  promoted to Senior  Vice
                                                    President  in 1986 and to Group  Vice President in 1989. He
                                                    assumed  the  positions  of  Chief  Operating  Officer  and
                                                    Executive  Vice President in 1993, became President in 1994 and Chief Executive Officer on March 1, 1995.
Richard A. Andre             45          1988       Vice President, Human Resources. Before joining the Company in June 1988,  Mr. Andre was  with Fidelity National  Title
                                                    Insurance  Company. Prior to  that time he  was with Safeco
                                                    Corporation where he held a variety of positions  including
                                                    Vice  President  of  Personnel for  Safeco  Title Insurance
                                                    Company.
John R. Bollington           59          1991       Senior Vice President, General  Counsel and Secretary.  Mr.
                                                    Bollington  joined the Company in 1975, serving as managing counsel of  the Company's  Legal  Department from  1975  to
                                                    1991.

                                     HAS SERVED AS
                                      AN OFFICER
OFFICERS OF THE COMPANY      AGE         SINCE      BUSINESS BACKGROUND
- ------------------------     ---     -------------  -----------------------------------------------------------
Margaret Chang               57          1982       Treasurer  and  Assistant  Secretary.  Ms.  Chang  has been employed by  the Company  since February  1966, serving  in various  capacities with  accounting responsibilities prior to being  elected  Treasurer  and  Assistant  Secretary  in
                                                    November 1982.
Teresa K. Colpo              46          1993       Vice  President, Marketing. Ms. Colpo joined the Company in
                                                    1984  as  Marketing  Service  Manager  and  has  served  as
                                                    Assistant   Vice  President.  Previously,  Ms.  Colpo  held
                                                    several positions at  California Casualty Insurance  Group, including  policy  service  supervisor  and  district sales manager.
William G. Crain             56          1981       Vice President, Administrative  Services. Mr. Crain  joined the  Company in October, 1981.  From July, 1976 to October,
                                                    1981 he served as the Regional Material Damage Manager  for
                                                    United Services Automobile Association.
William M. Dailey, Jr.       51          1987       Vice President, Information Services. Mr. Dailey joined the
                                                    Company  in October  1987. Previously,  he was  employed by
                                                    Allstate Insurance  Company for  over 20  years, holding  a variety  of positions  including Claims  Operation Director and Systems Development Director.
Richard A. Dinon             50          1986       Senior  Vice  President,  Corporate  Relations.  Mr.  Dinon
                                                    joined  the Company in July 1983  as a manager of training.
                                                    He later was  named Assistant Vice  President in  Corporate
                                                    Relations   and  was  elected  to   the  position  of  Vice
                                                    President, Corporation Relations in June 1986.
Paul F. Farber               43          1989       Senior  Vice  President,  Claims.  Mr.  Farber  joined  the
                                                    Company  in  January 1984.  Prior to  his promotion  to his current position  in January  1995,  he held  positions  in
                                                    Claims, Marketing and Operations, serving as Vice President of Operations from 1989 to 1995.
Richard L. Hill              42          1993       Vice  President, Corporate  Relations. Mr.  Hill joined the
                                                    Company   in   1979,   serving   in   numerous   technical,
                                                    administrative  and management  positions. He  has held the position of  Assistant Vice  President in  both Claims  and
                                                    Corporate Relations.

                                     HAS SERVED AS
                                      AN OFFICER
OFFICERS OF THE COMPANY      AGE         SINCE      BUSINESS BACKGROUND
- ------------------------     ---     -------------  -----------------------------------------------------------
Charles I. Petit             49          1991       Vice  President, Chief Financial Officer and Chief Actuary.
                                                    Mr. Petit joined  the Company  in June 1991.  From 1987  to
                                                    1991  he  served  as  a  Senior  Consultant  for  Coopers &
                                                    Lybrand. From 1983  to 1986  he was  Associate Actuary  for
                                                    John  Deere  Insurance Company  and from  1970 to  1982 for
                                                    Transamerica Insurance Company.
Rickard F. Schutt            47          1992       Vice President, Operations. Mr.  Schutt joined the  Company in  1982  as  Underwriting  manager  and  was  promoted  to
                                                    Assistant  Vice  President  in  1986.  He  served  as  Vice
                                                    President  of Underwriting from  January 1992 until January
                                                    1995, when he assumed responsibility for Operations.
Dean E. Stark                41          1993       Vice President,  Claims. Mr.  Stark joined  the Company  in
                                                    1979  and  served  in  numerous  claim  positions including
                                                    Assistant Vice President. He has 19 years of experience  in the insurance industry.

Each Officer serves at the pleasure of the Board of Directors. There is no person chosen to be an executive officer who is not listed above.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Due to the extraordinary events occurring in 1994, the Board of Directors met fourteen times during the year. Each Board Member, except R. Scott Foster, M.D., participated in at least 75% of all the meetings of the Board and Committees of the Board on which he served. Dr. Foster participated in more than 70% of meetings of the Board and Committees of the Board on which he served.

    The Board of Directors had seven standing committees, identified below, in 1994. The Company does not have a standing nominating committee. The functions of a nominating committee are performed by the Board as a whole.

    AUDIT COMMITTEE. The Audit Committee, which met twice during 1994, recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for the Company, reviews the Company's procedures and accounting objectives, reviews and approves the findings and reports of the independent public accountants, and makes recommendations and reports to the Board of Directors as it deems appropriate. Members of the Committee were Rex J. Bates, Stanley M. Burke and John B. De Nault.

    KEY EMPLOYEE INCENTIVE COMMITTEE. The Key Employee Incentive Committee, which met once during 1994, is empowered to make recommendations to the Board of Directors pertaining to any benefit plan in which the Officers and Directors of the Company are eligible to participate. Members of the Committee were Neil H. Ashley, Rex J. Bates, Stanley M. Burke, John B. De Nault, John B. De Nault, III, Louis W. Foster, R. Scott Foster, M.D., Rachford Harris, Wayne F. Horning, and Arthur Voss.

    INVESTMENT COMMITTEE. The Investment Committee, which met four times during 1994, is empowered to make recommendations to the Board on investment matters. Members of the Committee were Neil H. Ashley, Rex J. Bates, and John B. De Nault.

    COMPENSATION COMMITTEE. The Compensation Committee met twice last year. The Compensation Committee reviews and approves compensation policies and makes recommendations regarding executive compensation to the Board of Directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. Members of the Committee were Rex J. Bates, Stanley M. Burke, John B. De Nault.

    EXECUTIVE COMMITTEE. The Executive Committee, which met three times during 1994, is empowered to act in lieu of the Board of Directors and may exercise all the powers of the Board of Directors except those powers reserved to the Board by law. The members were Neil H. Ashley, Rex J. Bates, John B. De Nault, and R. Scott Foster, M.D.

    MANAGEMENT SUCCESSION COMMITTEE. The Management Succession Committee, which was formed in August 1993, met once in 1994. It was empowered to proceed with the executive search to locate a new Chief Executive Officer. The members were Neil H. Ashley, John B. De Nault, Louis W. Foster and Rachford Harris. The Committee is now dissolved.

    CAPITAL AUGMENTATION COMMITTEE. The Capital Augmentation Committee, which was formed in September 1994, is empowered to seek, respond to and analyze proposals to increase the capital of the Company. The members were Rex J. Bates, Neil H. Ashley, and John B. De Nault. This committee met twice in 1994.

                           COMPENSATION OF DIRECTORS

    For 1994, each outside Director of the Company received an annual remuneration of $15,000. All Directors received $1,250 for each attended meeting of the Board of Directors. In addition, each Committee member received $1,250 for each attended meeting of a standing committee, if otherwise entitled. No director is entitled to more than $1,250 for any calendar day, regardless of the number of meetings attended on that day.

                       BENEFICIAL OWNERSHIP OF SECURITIES
                             PRINCIPAL SHAREOWNERS

    The following table lists the beneficial ownership of each person or group who owned, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

                                                                                          SERIES A
                                                               COMMON STOCK            PREFERRED STOCK
                                                         ------------------------  -----------------------
                                                          AMOUNT AND                AMOUNT AND
                                                           NATURE OF     PERCENT    NATURE OF
NAME AND ADDRESS OF                                       BENEFICIAL    OF CLASS    BENEFICIAL    PERCENT
BENEFICIAL OWNER                                           OWNERSHIP       (5)      OWNERSHIP    OF CLASS
- -------------------------------------------------------  -------------  ---------  ------------  ---------
American International Group Inc.                           20,317,475      28.65%   220,000       100%
and its subsidiaries (1)
70 Pine Street,
New York, New York 10270
Union Automobile Insurance Co.                               4,850,000       6.84%      0           --
and its subsidiary, American Union Life Insurance
Company (2)
303 East Washington Street
Bloomington, IL 61701
Louis W. Foster (3)                                          4,725,696       6.66%      0           --
6301 Owensmouth Avenue
Woodland Hills, CA 91367
John B. De Nault (4)                                         4,362,000       6.15%      0           --
3314 Motor Avenue
Los Angeles, CA 90034

- ------------------------
(1) Series A Preferred Stock held by American International Group Inc. is convertible into 19,417,475 shares of common stock. The number of shares of common stock shown as beneficially owned by American International Group includes shares of common stock issuable upon conversion of preferred stock, and 900,000 shares of common stock currently owned.

(2)  This  information was provided  by the Union  Automobile Insurance Company.
     SEC report filed on Schedule 13G dated February 13, 1995.
(3)  Mr. Foster had sole voting power over 4,725,696 shares.
(4)  Refer to footnote 2 of Management ownership below.
(5) The "Percent of Class" column for common stock is calculated based upon a total of 70,913,711 shares, reflecting an increase in the number of common shares by the conversion value of the American International Group Inc.
     outstanding Series A Preferred Stock.

                              MANAGEMENT OWNERSHIP

    The following table sets forth information regarding the beneficial ownership of the Company's common stock by directors including the Company's Chief Executive Officer, the four other highest paid executive officers, and the directors and officers as a group.

                                                 AMOUNT AND NATURE OF
 TITLE OF                                        BENEFICIAL OWNERSHIP          PERCENT
   CLASS   NAMES                                         (1)                OF CLASS (11)
- ---------------------------------------------   ----------------------    -----------------

Common     John B. De Nault                            4,362,000(2)              6.15  %
Common     Neil H. Ashley                                  1,157(5)               *
Common     Rex J. Bates                                  320,000                  *
Common     Stanley J. Burke                               16,000                  *
Common     James O. Curley                                12,146                  *
Common     John B. De Nault, III                       1,573,700 (2)(3           2.22  %
Common     Louis W. Foster                             4,725,696                 6.66  %
Common     R. Scott Foster, M.D                          318,996                  *
Common     Rachford Harris                               966,313(4)               *
Common     Wayne F. Horning                              555,418                  *
Common     Robert M. Sandler                    -0-                              --
Common     Gregory M. Shepard                          4,850,000(9)              6.84  %
           303 East Washington Street
           Bloomington, IL 61701
Common     Howard I. Smith                      -0-                              --
Common     Arthur H. Voss                                426,500                  *
Common     William L. Mellick                             42,426(6)               *
Common     Paul S. Castellani                             29,843(10)              *
Common     John R. Bollington                             50,277(7)               *
Common     William M. Dailey, Jr.                         13,960(8)               *

Common     All Directors and Officers                 18,432,171                25.99  %
           as a Group (28 persons)

- ------------------------
 *   Less than 1%

 (1) Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such  person's spouse, children  or relatives living  in the  same household. Accord-
     ingly,  more than one person may be deemed  to be a beneficial owner of the
     same  securities.  Unless  otherwise  indicated  by  footnote,  the   named
     individuals  have  sole voting  and investment  power  with respect  to the shares held by them.

 (2) John B. De Nault and John B. De Nault, III share voting and investment power on 408,000 shares for which they are both considered beneficial owners.

 (3) Excludes 800 shares held by the wife of John B. De Nault, III as to which he has no voting or investment power, and for which he disclaims beneficial ownership.

 (4) Excludes 14,400 shares held by the wife of Rachford Harris, as to which he has no voting or investment power, and for which he disclaims beneficial ownership.

 (5) 1,157 shares purchased through Savings and Security Plan 401(K).

 (6) Includes 3,104 shares held in Company Restricted Shares Plan which can be voted by participant but cannot be disposed of until vested.

 (7) Includes 2,986 shares held in Company Restricted Shares Plan which can be voted by participant but cannot be disposed of until vested and includes
     342 shares purchased through Savings and Security Plan 401(K).

 (8) Includes 2,772 shares held in Company Restricted Shares Plan which can be voted by participant but cannot be disposed of until vested.

 (9) Mr. Shepard is President of Union Automobile Insurance Company and its subsidiary, both of which are Company shareholders.

(10) Mr. Castellani retired from the Company, effective January 1, 1995.

(11) The "Percent of Class" column is calculated based upon a total of 70,913,711 shares, reflecting an increase in the number of common shares by the conversion value of the American International Group Inc. outstanding
     Series A Preferred Stock.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three years to the Company's Chief Executive Officer, one former executive, and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during 1994.

                                                                                  LONG TERM COMPENSATION (8)
                                                                                -------------------------------
                                           ANNUAL COMPENSATION                              AWARDS
                           ---------------------------------------------------  -------------------------------
                                                                OTHER ANNUAL      RESTRICTED       ALL OTHER
NAME AND                               SALARY       BONUS       COMPENSATION     STOCK AWARDS    COMPENSATION
PRINCIPAL POSITION           YEAR      ($) (1)       ($)           ($) (6)          ($)(9)          ($) (7)
- -------------------------  ---------  ---------  ------------  ---------------  --------------  ---------------
Neil H. Ashley                  1994    621,250    100,000(2)        16,500           --              22,722
 CEO and Director               1993    215,000    200,000            7,513           --               8,907
                                1992     17,000       --             --               --              --
James O. Curley (4)             1994    398,604       --             12,917           --              11,250
                                1993    365,000     60,000           15,500          360,000          10,777
                                1992    280,000     60,000           13,225           --              10,578
William L. Mellick (5)          1994    200,000     32,500(3)        13,200           --              10,098
 President and COO              1993    170,000     65,000           12,992           --               9,395
                                1992    160,000     55,000           10,700          160,000           9,023
Paul S. Castellani              1994    170,000     30,000(3)        13,700          170,000          18,522
 Group V.P.                     1993    160,000     60,000           13,200           --              12,782
                                1992    150,000     55,000           12,200           --              12,162
John R. Bollington              1994    172,000     25,000(3)        13,200           --              11,124
 General Counsel,               1993    163,000     50,000           13,200           --              10,495
 Sr. V.P. & Secretary           1992    154,000     45,000           12,262          154,000          10,254
William M. Dailey, Jr.          1994    137,000     22,500(3)        12,700           --               9,015
 V.P. Information               1993    130,000     45,000           12,700          130,000           8,703
 Services                       1992    125,000     40,000           12,700           --               7,680

- ------------------------
(1) Includes the fees paid for attending the Board Meetings and unused accrued vacation paid to James O. Curley.

(2)  Cash bonus earned.

(3) Non-cash award through the Restricted Shares Plan granted and vested in January 1995.

(4)  Mr. Curley resigned as President and Director, effective October 31, 1994.

(5)  Mr. Mellick became Chief Executive Officer, effective March 1, 1995.

(6)  Company owned automobile allowance.

(7)  Includes the following other compensation for each named executive.

     (a)  Imputed income of group term life in excess of $50,000

     (b)  Deferred employer's contribution for 401(k) plan.

                                                        (A)        (B)       TOTAL
                                                     ---------  ---------  ---------
Neil H. Ashley.....................................  $  15,792  $   6,930  $  22,722
James O. Curley....................................      4,320      6,930     11,250
William L. Mellick.................................      3,168      6,930     10,098
Paul S. Castellani.................................     11,592      6,930     18,522
John R. Bollington.................................      4,194      6,930     11,124
William M. Dailey, Jr..............................      2,085      6,930      9,015
                                                     ---------  ---------  ---------
                                                     $  41,151  $  41,580  $  82,731

(8) During 1994 there were no Long-Term Compensation Awards of options Stock Appreciation Rights ("SARs"), nor were there any Long-Term Incentive Plan ("LTIP") payouts.

(9) Grants are for a five year period, vesting at 20% per year. During the restriction period, participants receive dividends on and may vote the shares. The following table sets forth the restricted stock portfolio information and the Vesting Schedule for the named executives.

                 RESTRICTED STOCK PORTFOLIO VESTING INFORMATION
                              FOR NAMED EXECUTIVES

                                                                                                 PERCENT
                                                                                                  VALUE
                                                                                                  AS OF
                                                          SHARES VESTING IN          BALANCE     12/31/94
                       DATE     SHARE    AWARD    ---------------------------------   AS OF    FMV $10 1/2
                      GRANTED  GRANTED   VALUE     95     96     97     98     99    12/31/94      P.S.
                      -------  -------  --------  -----  -----  -----  -----  -----  --------  ------------
Neil H. Ashley          --       --        --      --     --     --     --     --      --          --
James O. Curley       1/4/93   12,800   $360,000   --     --     --     --     --      --          --
William L. Mellick    1/2/92    7,760   $160,000  1,552  1,552  1,552   --     --      4,656   $   48,888
Paul S. Castellani    1/3/94    6,210   $170,000  1,242  1,242  1,242  1,242  1,242    6,210 * $   65,205
John R. Bollington    1/2/92    7,465   $154,000  1,493  1,493  1,493   --     --      4,479   $   47,030
William M. Dailey
 Jr.                  1/4/93    4,620   $130,000    924    924    924    924   --      3,696   $   38,808

* Paul S. Castellani retired from the Company effective January 1, 1995. The balance of 4,968 shares vesting after 1995 were forfeited and returned to the Restricted Shares Plan.

                   COMPENSATION COMMITTEE REPORT ON EXECUTIVE
                            MANAGEMENT COMPENSATION

    The Compensation Committee was established by the Board of Directors in 1993. The Committee met twice in 1994 to consider base salaries and bonuses for Chief Executive Officer Neil H. Ashley, and all other officers. The Compensation Committee's recommendations were reviewed and approved by the Board of Directors.

                          GENERAL COMPENSATION POLICY

    The Board of Director's fundamental policy has been to offer the Company's executive officers competitive compensation opportunities based substantially upon their contribution to the financial success of the Company, and upon their personal performance. In line with this policy, each individual officer's compensation package, other than that of the chief executive officer, is comprised of three elements: (i) base salary designed primarily to be competitive with relevant salary levels in the industry, (ii) for fiscal year 1994 only, annual variable stock awards, based upon subjective evaluation of individual performance not tied to specific company performance goals, and (iii) long-term stock awards which strengthen the mutuality of interest between executive officers and the Company's stockholders. In light of changes in the Company's financial circumstances arising from the impact of the Northridge earthquake, the general compensation policy is currently under review.

    In February 1995, the Committee concluded that a stock option plan would improve the linkage between shareholder value and executive compensation. The Committee therefore recommended to the Board of Directors the adoption of a 20th Century Industries' Stock Option Plan and the submission of such a plan to the shareholders for approval. (See Proposal No. 3). If approved by shareholders, the plan will provide long term incentives based primarily on growth in the market value of the Company's common shares.

    Several of the more important factors which the Board considered in establishing the components of each executive officer's compensation package for the 1994 fiscal year are summarized below. The Compensation Committee may consider different factors, particularly quantitative measures of financial performance, in setting executive compensation for future fiscal years.

    BASE SALARY. Base Salary for each officer is set subjectively, after reviewing salary levels in effect for comparable positions in the market place, personal performance and internal comparability considerations. The Company uses salary survey information to assign a salary grade range to each position, including the executive officers. Salary range midpoints are targeted at the 50th percentile of like business enterprises in the same geographic area, if possible. Salary recommendations for the year were based in part upon salary survey information published by the National Association of Independent Insurers and Sibson & Company. The Committee believes that data provided by these groups present a broadly based cross-section of insurance company compensation practices. Individual salary adjustments for executive officers were based upon analysis of base salary levels, effectiveness of performance, changes in job responsibilities and a subjective assessment of their personal contributions to the effectiveness of the organization as a whole. All of the factors enumerated were applied in a non-quantitative manner to establish an executive officer's base salary. The peer group examined when establishing these compensation levels is different from the industry group utilized in the Stockholder Return Performance Graph diagrammed below.

    ANNUAL INCENTIVE COMPENSATION. For fiscal year 1994, no cash bonuses were paid except to CEO Neil H. Ashley. Mr. Ashley was awarded $100,000, or 50 percent of the bonus paid for fiscal year 1993. Among the Compensation Committee's principal considerations in determining annual incentive compensation for fiscal year 1994 were the financial effect and operational ramifications of the January 17, 1994 Northridge earthquake on the Company. The Committee took into account the extraordinary demands that the earthquake placed upon executives' time, both in sustaining operations and in dealing with the resulting financial crises.

    The Committee further determined that recognition of executive officer contributions during the unique conditions brought on by the Northridge earthquake, and the retention of those officers in order to rebuild the Company were desirable. In 1995, an annual incentive compensation award of Company stock from the Restricted Shares Plan was granted to executive officers, other than the chief executive officer, generally in an amount equivalent to 50 percent of cash bonuses paid for fiscal year 1993. The awards were based in part upon subjective evaluations of the officer's performance and contributions to the Company, and varied by individual executive.

    LONG-TERM INCENTIVE COMPENSATION. The Board of Directors grants Restricted Stock Awards to executive officers consistent with a policy designed to align the interests of executive officers with those of the shareholders. The grants provide the executives with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The number of shares subject to each grant is based on the officer's salary level on the grant date, as reflected in Restricted Shares Plan guidelines. Prior awards are not considered when a new grant is awarded. A grant of stock vests 20 percent per year, provided the officer continues his or her employment with the Company.

    CEO COMPENSATION. Neil H. Ashley's base salary remained unchanged from 1993. That salary was established in negotiations with the Company prior to his acceptance of the chief executive officer post in August of 1993. He was awarded no long-term incentive compensation, but was given a cash bonus of $100,000 for his special contributions towards preserving the Company's financial integrity, and his efforts in bringing about an orderly management transition. Mr. Ashley's compensation was not tied to the attainment of any specific performance levels.

    The Company has reviewed Section 162(m) of the Internal Revenue Code which does not permit the deductibility of applicable employee remuneration to a company's chief executive officer and each of the four highest compensated executive officers to the extent such compensation exceeds $1,000,000 for any individual, and does not otherwise qualify for an exception under the statute. As the Summary Compensation Table above indicates, no executive officer's compensation exceeded $1,000,000 in 1994. The Compensation Committee continues to evaluate the advisability of qualifying the deductibility of such executive compensation in the future. No performance goals have yet been recommended to the Board of Directors.

                                              Submitted by the Compensation
                                                        Committee
                                                 20th Century Industries
                                                     John B. De Nault
                                                       Rex J. Bates
                                                     Stanley M. Burke

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As indicated above, the Company's Compensation Committee consists of Rex J. Bates, Stanley M. Burke and John B. De Nault. None is an employee of 20th Century Industries. Mr. Neil H. Ashley, Director and Chief Executive Officer, also participated in deliberations concerning executive officer compensation but did not vote for his own compensation. Mr. Ashley previously served as President of the Company from September 1, 1986 to June 30, 1989 and as Group Vice President and General Counsel from April 1, 1983 to August 31, 1986.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index for the period of five years commencing December 31, 1990 and ending December 31, 1994. The graph and table assume that $100 was invested on December 31, 1989 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Property & Casualty Insurance Index, and that all dividends were reinvested. This data was furnished by Star Services, Inc.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN AMONG 20TH CENTURY INDUSTRIES, THE
         S&P 500 INDEX, AND THE S&P PROPERTY & CASUALTY INSURANCE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             1990       1991       1992       1993       1994
20th Century          100        127        191        266        261        101
S&P 500               100         97        126        136        150        152
S&P P&C               100         98        122        143        141        148

                                RETIREMENT PLANS

PENSION PLAN

    The Company's Pension Plan is a noncontributory defined benefit plan for all regular employees under which normal retirement is at age 65 and early retirement can be elected by any participant who has reached age 55 and has at least 10 years of service. The plan, subject to certain maximum and minimum provisions, bases pension benefits on an employee's career average compensation and length of service. The annual pension benefit payable upon normal retirement is equal to the sum of the accruals for each year a participant was in the plan.

    At retirement, the participant has various life and annuity contingent payment elections. For purposes of this plan, compensation includes base annual salary plus overtime and bonuses. These pension benefits serve as an offset in calculating benefits for the named executives under the Supplemental Executive Retirement Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Employees nominated by the Chief Executive Officer and approved by the Board of Directors are eligible to participate in the Supplemental Executive Retirement Plan. The plan is a nonqualified defined benefit plan under which normal retirement is age 65 with at least 5 years of service, and early retirement can be elected by any participant who has reached age 55 with at least 10 years of service. The annual retirement benefit payable is equal to 60% of the participant's final average compensation during the three years preceding retirement, reduced by the participant's benefit under the Pension Plan and 50% of the participant's social security benefit. At retirement, the participant may choose a 15 year certain, or 100% Joint and Survivor election.

    The table below sets forth the benefit payable from the Pension Plan and Supplemental Executive Retirement Plan, and one half of the Social Security benefit (assuming the recipient is entitled to the age 65 Social Security benefit).

   FINAL         NUMBER OF YEARS OF SERVICE
  AVERAGE      ------------------------------
COMPENSATION      5         10     15 OR MORE
- ------------   --------  --------  ----------
  $150,000     $ 45,000  $ 67,500   $ 90,000
   200,000       60,000    90,000    120,000
   250,000       75,000   112,500    150,000
   300,000       90,000   135,000    180,000
   350,000      105,000   157,500    210,000
   400,000      120,000   180,000    240,000
   450,000      135,000   202,500    270,000
   500,000      150,000   225,000    300,000

    Any deduction for Social Security or other offset has already been taken into account.

    As set forth above, compensation used in calculating the Pension and SERP retirement benefit includes annual base salary plus overtime and bonuses. This compensation will approximate and fall within 10% of the total of 1992 through 1994 salary and bonus amounts shown in the Summary Compensation Table for the listed individuals.

    The credited years for the named individuals in the summary compensation table are Neil H. Ashley -- 6 years; William Mellick -- 15 years; Paul S. Castellani -- 11 years, John R. Bollington -- 19 years and William M. Dailey, Jr
- -- 7 years.

    Neil Ashley, formerly retired from 20th Century Industries, was reemployed as Chief Executive Officer and served as such in 1994. He is entitled to an annual Pension Plan benefit of $12,720. During 1994, Mr. Ashley's Pension Plan benefit was reduced by $3,181 in compliance with the rehire provision of the Company's Pension Plan document. Mr. Ashley also received an annual Supplemental Executive Retirement Plan benefit of $108,150.

                 20TH CENTURY INDUSTRIES RESTRICTED SHARES PLAN

    The shareholders at their meeting held on May 25, 1982 approved the 20th Century Industries Restricted Shares Plan. Pursuant to the Plan, the Board of Directors established a committee of its members entitled the Key Employee Incentive Committee (the "Committee") to designate the participants in the Plan, the amount of benefits thereunder, and to otherwise administer the Plan. Members of the Committee are not eligible for benefits under the Plan. Designation of an employee for benefits under the Restricted Shares Plan does not necessarily entitle the employee to benefits under any other Company benefit plan.

    In general, the shares granted are restricted for a period of five years, retroactive to the first day of the year of grant. If the employment of the participant is terminated within the five year period, he or she will forfeit 20% of the shares granted, multiplied by the number of years during the restricted period that the participant was not employed by the Company. Any shares forfeited may be regranted to an existing participant or any other employee eligible to be designated as a participant. Except for the possibility of forfeiture, the participants have, during the restricted period, all of the other rights of a shareholder including the right to receive dividends and the right to vote the shares.

    The Plan does not create any right of any employee or class of employees to receive a grant, nor does it create in any employee or class of employees any right with respect to continuation of employment by the Company.

                        COMPLIANCE WITH SECTION 16(A) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

    The Company's executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Commission. Copies of these reports must also be furnished to the Company.

    Based solely on a review of copies of such reports furnished to the Company through the date hereof, or written representations of such officers, directors or stockholders that no reports were required, the Company believes that during 1994 all filing requirements applicable to its officers, directors and stockholders were complied with in a timely manner except as follows: Mr. John
B. De Nault III failed to file a timely report on the purchase of 3,000 shares of the Company's common stock on April 4, 1994.

                            INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

    The Board of Directors has approved a resolution retaining Ernst & Young, Certified Public Accountants as its independent accountants for 1995. Ernst & Young has audited the Company's financial statements since 1991. The appointment was recommended by the Audit Committee. It is intended that unless otherwise directed by the shareholders, proxies will be voted for the ratification of this appointment.

    Representatives of Ernst & Young are expected to be present at the Annual Meeting to make, if they desire, a statement and to be available to respond to appropriate questions.

                      APPROVAL OF THE COMPANY'S STOCK PLAN
                                  (PROPOSAL 3)

    On April 6, 1995 the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Company's 1995 Stock Option Plan
(hereinafter "Plan" or "Stock Option Plan"). The purpose of the Plan is to enable the Company and its subsidiaries to attract, retain and motivate employees designated as key employees by providing for or increasing the proprietary interests of such employees in the Company and to enable the Company to attract, retain and motivate its nonemployee directors and further align their interests with those of the Company's shareholders by providing for or increasing the proprietary interest of such directors in the Company. The Plan is intended as a supplement to the Restricted Shares Plan previously approved by shareholders in 1982. Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee") is eligible to be considered for the grant of options under the Plan. The Plan also provides for the automatic grant of options to directors of the Company who are not employees ("Nonemployee Directors").

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

    The Plan's summary below does not purport to be complete, and is qualified in its entirety by reference to the Plan's entire text which is reprinted as Appendix A to this Proxy Statement. Shareholders are urged to read the Plan in its entirety.

GENERAL

    Stock options granted under the Plan will be for the purchase of common stock of the Company. The options are intended to qualify either as incentive stock options ("ISO's") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or will constitute nonqualified stock options ("NQSO's"). The aggregate number of shares of common stock authorized pursuant to the Plan may not exceed 1,000,000 shares, subject to antidilution adjustment. During the life of the Plan, options for up to 800,000 shares may be granted to Employees designated by the Committee, either as Incentive Stock Options or as non-qualified options. No Employee may be granted options to purchase more than 20,000 shares per year.

ADMINISTRATION

    The Plan provides that it will be administered by a Committee comprised of at least two members of the Board of Directors, each of whom is a "disinterested person", as described in the Plan (the "Committee"). A "disinterested director" is generally one who, at any time within one year prior to becoming, and while serving as an administrator of the Plan, has not been and is not granted any awards under the Plan. The Committee has not yet been established. The Committee has complete authority (i) to construe, interpret, and administer the provisions of the Plan and the provisions of the option agreements granted thereunder, (ii) to determine which persons are to be granted options, the number of options, the number of shares of common stock with respect to each option, the exercise price or prices of each option, the vesting and exercise period of each option, whether an option may be exercised as to less than all of the common stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Plan; (iii) to prescribe, amend, and rescind rules and regulations pertaining to the Plan; and
(iv) to make all other determinations necessary or advisable for its implementation and administration.

PLAN DURATION

    The Plan's effective date is April 6, 1995, but no shares may be issued or sold under the Plan until it has been approved by the Company's shareholders. Neither Employee options nor Nonemployee Director options can be granted on or after April 6, 2005. No common stock shall be issued under the Plan on or after April 6, 2015.

TERMS AND CONDITIONS OF THE EMPLOYEE AWARDS AND NONEMPLOYEE DIRECTOR OPTIONS

    Pursuant   to  the  Plan's  terms  and  conditions,  the  Committee  in  its discretion, may grant stock options to any Employee. An Employee becomes eligible upon his or her designation, in the sole and absolute discretion of the Committee, as an individual possessing the capacity to contribute in a substantial measure to the successful performance of the Company. The Company estimates that approximately 20 employees currently have responsibilities which might make them candidates for consideration for the grant of Awards under the Plan. When an option is granted, the exercise price per share may be no less than the fair market value of the underlying shares at the time of grant.

    The Plan provides that each Nonemployee Director will, on the day of the annual meeting of shareholders of the Company at which directors of the Company are elected, automatically be granted a Nonemployee Director option to purchase 2,000 shares of common stock. Each Nonemployee Director is granted a Nonemployee Director option to purchase 2,000 common stock upon appointment to the Board of Directors. Nonemployee Director options have an exercise price equal to the fair market value of the underlying shares subject to such option on the date of its grant. Each Nonemployee Director option granted pursuant to the Plan becomes exercisable to purchase 100% of the underlying common stock one year after the date of grant of such Nonemployee Director option.

    Each Nonemployee Director option expires upon the first to occur of the following: (i) the first anniversary of the date upon which the optionee ceases to be a Nonemployee Director as a result of death or total disability; (ii) the 90th day after the date upon which the optionee ceases to be a Nonemployee Director for any reason other than death or total disability; or (iii) the tenth anniversary of the date of grant of the Nonemployee Director option.

    The Committee may include a provision in any option conditioning or accelerating the receipt of benefits when specific events occur, including a change of control of the Company. The Committee may not include a provision which violates any provision of the Company's charter, or of the Plan itself.

AMENDMENT

    The Board may amend or terminate the Plan, but neither the Board nor the committee can deprive a recipient of any options granted under the Plan without that person's consent.

FEDERAL TAX CONSEQUENCES

    The following is a brief description of the federal income tax treatment which will generally apply to options granted under the Plan, based on federal income tax laws in effect on the date of this Proxy Statement. The exact federal income tax treatment of options will depend on the specific nature of the grant. No information is provided herein with respect to estate, inheritance, gift, state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an option or the disposition of any acquired shares under those laws. RECIPIENTS OF AWARDS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL CONSEQUENCES ARISING FROM THE AWARDS.

    INCENTIVE STOCK OPTIONS. Pursuant to the Plan, employees may be granted options which are intended to qualify as ISO's under the provisions of Section 422 of the Internal Revenue Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an ISO. However, if the optionee sells the shares acquired upon the exercise of an ISO ("ISO Shares") at any time within (a) one year after the date of transfer of ISO Shares to the optionee pursuant to the exercise of such ISO or (b) two years after the date of grant of such ISO, then (1) the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, (2) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of such ISO, (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such ISO over the sales price of the ISO Shares, and (4) the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the optionee sells the ISO Shares at any time after the optionee has held ISO Shares for at least (i) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISO and (ii) two years after the date of grant of the ISO, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such ISO, and the Company will not be entitled to any deduction.

    The amount by which the fair market value of the shares of ISO Shares received upon exercise of an ISO exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individual's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

    NONQUALIFIED STOCK OPTIONS. The grant of an option or other similar right to acquire stock which does not qualify for treatment as an ISO is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "Special Rules for Awards Granted to Insiders," below.

    SPECIAL RULES FOR AWARDS GRANTED TO INSIDERS. If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act (an "Insider") and exercises an option within six months of the date of the grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the shares of common shares upon) the earlier of the following two dates (the "16(b) Date"): (i) six months after the date of grant or (ii) a disposition of the shares of common shares, unless the Insider makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the common shares on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying shares on the date of exercise. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the Plan.

    MISCELLANEOUS TAX ISSUES. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with Awards made under the Plan.

    With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of common shares. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

    A holder's tax basis in common shares acquired pursuant to the Plan generally will equal the amount paid for the common shares plus any amount recognized as ordinary income with respect to such stock. Other than ordinary income recognized with respect to the common shares and included in basis, any subsequent gain or loss upon the disposition of such stock generally will be capital gain or loss (long-term or short-term, depending on the holder's holding period).

    Special  rules will apply  in cases where  a recipient of  an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Plan by delivering previously owned common shares or by reducing the amount of shares otherwise issuable pursuant to the Award. The surrender of withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

    The terms of the agreements pursuant to which specific Awards are made to employees under the Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Recipients of Awards should consult their tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

    The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an Award. However, the Company's deduction for such amounts (including amounts attributable to the ordinary income recognized with respect to options or restricted stock) may be limited to $1,000,000 (per person) annually.

         SHAREHOLDERS PROPOSALS AT 1996 ANNUAL MEETING OF SHAREHOLDERS

    If a shareholder desires to present a proposal at the Annual Meeting of Shareholders of the Company for the year 1996 (to be held on May 21, 1996) such proposal must conform with all of the requirements of Rule 14a-8, paragraphs
(a), (b), and (c) under the Securities Exchange Act of 1934, and must be received at the principal executive offices of the Company at 6301 Owensmouth Avenue, Woodland Hills, California 91367, no later than December 18, 1995.

                             ADDITIONAL INFORMATION

    The Annual Report of Shareholders for the year ended December 31, 1994 is being mailed to the shareholders separately from this proxy statement.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE ON WRITTEN REQUEST A COPY OF 20TH CENTURY INDUSTRIES' ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO JOHN B. DE NAULT, CHAIRMAN OF THE BOARD OF 20TH CENTURY INDUSTRIES, 6301 OWENSMOUTH AVENUE, WOODLAND HILLS, CALIFORNIA 91367.

                                 OTHER BUSINESS

    The Company is unaware of any matter to be acted upon at the meeting by shareholder vote except the election of directors, the ratification of the appointment of independent public accountants and the approval of the Stock Option Plan. In the case of any matter properly coming before the meeting for shareholder vote, the proxyholders named in the proxy accompanying this statement shall vote shares held by them in accordance with their best judgment.

                                         John B. De Nault, Chairman of the Board
20th Century Industries
                                               6301 Owensmouth Avenue
                                               Woodland Hills, California 91367
Date: April 21, 1995

                                                                      APPENDIX A

                            20TH CENTURY INDUSTRIES
                             1995 STOCK OPTION PLAN

SECTION 1.  PURPOSE OF PLAN

    The purpose of this 1995 Stock Option Plan ("Plan") of 20th Century Industries, a California corporation (the "Company"), is to enable the Company and any of its subsidiaries to attract, retain and motivate employees designated as key Employees, by providing for or increasing the proprietary interests of such key Employees in the Company, and to enable the Company to attract, retain and motivate its nonemployee directors and further align their interests with those of the shareholders of the Company by providing for or increasing the proprietary interests of such directors in the Company. The Plan is intended to supplement the existing Restricted Shares Plan.

SECTION 2.  PERSONS ELIGIBLE UNDER PLAN

    Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee") and who in the opinion of the Committee (hereinafter defined) possesses a capacity to contribute in substantial measure to the successful performance of the Company shall be eligible to be considered for the grant of Awards (hereinafter defined) under this Plan. Any director of the Company who is not an Employee (a "Nonemployee Director") shall automatically receive Nonemployee Director Options (hereinafter defined) pursuant to Section 4 hereof, but shall not otherwise participate in this Plan.

SECTION 3.  AWARDS

    (a) The Committee (hereinafter defined), on behalf of the Company, is authorized under this Plan to grant options to Employees not inconsistent with the provisions of this Plan for the issuance of shares of common stock of the Company ("Common Shares"). The granting of such an option is referred to herein as the grant of an Award.

    (b) No Award shall provide for an exercise price which is less than the Fair Market Value of the underlying Common Shares on the date of grant, as defined in
Section 4 (g).

    (c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee including, without limitation, services rendered by the recipient of such Award.

    (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

         (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

           (A) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award, or

           (B) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee;

        (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company, or an event of the type described in Section 8 hereof;

        (iii) a provision required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code (the "Code"); or

        (iv) a provision deemed by the Committee to be necessary to avoid the limitations on deductibility of certain compensation pursuant to Section 162(m) of the Code.

    (e) Notwithstanding any other provision of this Plan, no Employee shall be granted Awards in excess of 20,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof, during any one calendar year.

    (f) Notwithstanding any other provision of this Plan, no person shall be granted an Award and no person shall be entitled to exercise any rights with respect to an Award previously granted if such grant or exercise would violate any provision of the charter of the Company, or would violate any additional restriction set forth in the agreement evidencing such Award. Any grant or exercise of an Award in violation of this paragraph (f) shall be void AB INITIO and shall not be effective to convey any rights to the person purporting to receive such Award or exercise such rights. The Company may require recipients of Awards to make such representations and enter into such covenants as are reasonably deemed necessary in order to ensure that the grant or exercise of rights with respect to Awards will not result in a violation of this paragraph
(f).

SECTION 4.  NONEMPLOYEE DIRECTOR OPTIONS

    (a) Each year, on the day of the annual meeting of shareholders of the Company (or any adjournment thereof) at which directors of the Company are elected (the "Date of Grant"), each Nonemployee Director shall automatically be granted an option (a "Nonemployee Director Option") to purchase 2,000 Common Shares. Each Nonemployee Director shall automatically be granted a Nonemployee Director Option to purchase 2,000 Common Shares upon appointment to the Board of Directors. In no event shall a Nonemployee Director be granted options for more than 2,000 Common Shares per calendar year.

    (b) If, on any date upon which Nonemployee Director Options are to be automatically granted pursuant to this Section 4, the number of Common Shares remaining available for options under this Plan is insufficient for the grant to each Nonemployee Director of a Nonemployee Director Option to purchase the entire number of Common Shares specified in this Section 4, then a Nonemployee Director Option to purchase a proportionate amount of such available number of Common Shares (rounded to the nearest whole share) shall be granted to each Nonemployee Director on such date.

    (c) Each Nonemployee Director Option granted under this Plan shall become exercisable to purchase 100% of the Common Shares subject thereto (rounded to the nearest whole share) one year after the Date of Grant of such Nonemployee Director Option.

    (d) Each Nonemployee Director Option granted under this Plan shall expire upon the first to occur of the following:

         (i) The first anniversary of the date upon which the optionee shall cease to be a Nonemployee Director as a result of death or total disability;

        (ii) The 90th day after the date upon which the optionee shall cease to be a Nonemployee Director for any reason other than death or total disability;

        (iii) The tenth anniversary of the Date of Grant of such Nonemployee Director Option.

    (e) Each Nonemployee Director Option shall have an exercise price equal to the aggregate Fair Market Value on the Date of Grant of such option of the Common Shares subject thereto.

    (f) Payment of the exercise price of any Nonemployee Director Option granted under this Plan shall be made in full, in cash concurrent with the exercise of such Nonemployee Director Option; provided that the payment of such exercise price may instead be made in whole or in part, by the delivery, concurrent with such exercise and in accordance with Section 220.3(e)(4) of Regulation T promulgated under the Exchange Act, of a properly executed exercise notice for such Nonemployee Director Option and irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Common Shares issuable upon exercise of such Nonemployee Director Option.

    (g) For purposes of this Section 4 and Section 7, the "Fair Market Value" of a Common Share on any date (the "Determination Date") shall be equal to the closing price per Common

Share on the business day immediately preceding the Determination Date, as reported in the Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share on the business day immediately preceding the Determination Date on the New York Stock Exchange (NYSE) or such other system then in use, or, if the Common Shares were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares selected by the Board.

    (h) All outstanding Nonemployee Director Options theretofore granted under this Plan shall terminate upon the first to occur of the following:

         (i) the dissolution or liquidation of the Company;

        (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to such outstanding Nonemployee Director Options are exchanged for or converted into cash, property and securities not issued by the Company (or any combination thereof) unless the terms of such reorganization, merger or consolidation provide otherwise; or

        (iii) the sale of substantially all of the property and assets of the Company.

    (j) Each Nonemployee Director Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

    (k) Nonemployee Director Options are not intended to qualify as Incentive Stock Options.

SECTION 5.  STOCK SUBJECT TO PLAN

    (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 800,000, subject to adjustment as provided in Section 8 hereof.

    (b) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including Incentive Stock Options) and Nonemployee Director Options granted under this Plan shall not exceed 1,000,000, subject to adjustment as provided in Section 8 hereof.

    (c) For purposes of Section 5(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to all Awards and Nonemployee Director Options granted under this Plan shall at any time be deemed to be equal to the sum of the following:

         (i) the number of Common Shares which were issued prior to such time pursuant to Awards and Nonemployee Director Options granted under this Plan, other than Common

    Shares which were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

        (ii) the number of Common Shares which were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but which were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

        (iii) the maximum number of Common Shares which are or may be issuable at or after such time pursuant to Awards and Nonemployee Director Options granted under this Plan Prior to such time.

SECTION 6.  DURATION OF PLAN

    Neither Awards nor Nonemployee Director Options shall be granted under this Plan on or after April 6, 2005. Although Common Shares may be issued on or after April 6, 2005 pursuant to Awards and Nonemployee Director Options granted prior to such date, no Common Shares shall be issued under this Plan on or after April 6, 2015.

SECTION 7.  ADMINISTRATION OF PLAN

    (a) This Plan shall be administered by a committee of the Board (the "Committee") consisting of two or more directors, each of whom is a "disinterested person" (as such term is defined in subparagraph (d) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as such Rule may be amended from time to time).

    (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

         (i) adopt, amend and rescind rules and regulations relating to this Plan;

        (ii) determine which Employees will be granted Awards;

        (iii) determine the terms and conditions of Awards granted, including the number of Common Shares issuable pursuant thereto;

        (iv) determine the terms and conditions of the Nonemployee Director Options that are automatically granted hereunder, other than the terms and conditions specified in Section 4 hereof;

        (v) determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and

        (vi) interpret and construe this Plan and the terms and conditions of all Awards and Nonemployee Director Options granted hereunder.

    (c) the Committee shall calculate Fair Market Value (FMV) in accordance with
Section 4(g) hereof.

SECTION 8.  ADJUSTMENTS

    If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect to such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, partial or complete liquidation, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards, and Nonemployee Director Options theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards, and Nonemployee Director Options thereafter granted under this Plan, and (c) the maximum number of Common Shares with respect to which Awards may be granted to any Employee during any calendar year; provided, however, that no adjustment shall be made to Common Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Common Shares with respect to which Incentive Stock Options may be granted under this Plan, to the extent that such adjustment would result in such options being treated as other than Incentive Stock Options.

SECTION 9.  AMENDMENT AND TERMINATION OF PLAN

    The Board may amend or terminate this Plan at any time and in any manner, subject to the following limitations:

        (a) no such amendment or termination shall deprive the recipient of any Award or Nonemployee Director Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; and

        (b) Section 4 hereof shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

SECTION 10.  EFFECTIVE DATE OF PLAN

    This plan shall be effective as of April 6, 1995, the date upon which it was approved by the Board; provided that no Common Shares may be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the Common Shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of California, or by written consent of a majority of the outstanding Common Shares.

               20TH CENTURY INDUSTRIES         PROXY
           [LOGO]
                 THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John B. DeNault, Robert M. Sandler and Wayne F. Horning as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of 20th Century Industries held of record by the undersigned on April 12, 1995 at the Annual Meeting of Shareholders to be held at the MARRIOTT HOTEL, 21850 OXNARD STREET, WOODLAND HILLS, CALIFORNIA, ON MAY 25, 1995 AT 10 A.M., or any adjournment thereof.

1. ELECTION OF DIRECTORS
  FOR THE NOMINEES LISTED BELOW WITH DISCRETIONARY AUTHORITY TO         WITHHOLD AUTHORITY TO VOTE
CUMULATE VOTES EXCEPT AS MARKED TO THE CONTRARY BELOW           / /     FOR ALL NOMINEES LISTED BELOW   //

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

/ / S. M. Burke                     / / L. W. Foster                    / / W. L. Mellick
/ / J. B. DeNault                   / / R. S. Foster, M.D.              / / G. M. Shepard
/ / J. B. DeNault, III              / / R. Harris                       / / A. H. Voss

2. PROPOSAL TO  RATIFY THE  APPOINTMENT  OF ERNST  &  YOUNG AS  THE  INDEPENDENT
   ACCOUNTANTS OF THE COMPANY FOR 1995   / /  FOR   / /  AGAINST  / /  ABSTAIN

3. PROPOSAL TO APPROVE THE STOCK OPTION PLAN
                     / /  FOR         / /  AGAINST         / /  ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please so indicate. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

/ / PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE MEETING.
                                                    ____________________________
                                                             Signature
                                                    ____________________________
                                                     Signature if held jointly
                                                    ______________________, 1995
                                                                Date

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                         BANK OF AMERICA NT&SA, TRUSTEE
                      P.O. BOX 3562, LOS ANGELES, CA 90051

TO: MEMBERS OF THE 20TH CENTURY INDUSTRIES SAVINGS & SECURITY PLAN

    The Plans provide that the Common Stock of 20th Century Industries Savings & Security Plan held in your accounts may be voted by the Trustee at any meeting of the stockholders of the Company in accordance with your written instructions. If you do not provide voting instructions to the Trustee, the Trustee shall not be required to vote those shares unless required to do so by applicable law. Please mark your voting instructions for the Annual Meeting of Shareholders to be held on May 25, 1995, in the spaces provided on the reverse side, sign and date the form and return it in the enclosed postage prepaid envelope. It is understood that the Trustee will have the authority to vote on all other matters which may properly come before the meeting and at any adjournment. Your instructions will be held in confidence.

BANK OF AMERICA NT&SA, Trustee
April 24, 1995

1. ELECTION OF DIRECTORS
  FOR THE NOMINEES LISTED BELOW WITH DISCRETIONARY AUTHORITY TO CUMULATE VOTES    WITHHOLD AUTHORITY TO VOTE
EXCEPT AS MARKED TO THE CONTRARY BELOW / /                                        FOR ALL NOMINEES LISTED BELOW / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the
              nominee's name below.)

/ / S. M. Burke                  / / L. W. Foster                 / / W. L. Mellick
/ / J. B. DeNault                / / R. S. Foster, M.D.           / / G. M. Shepard
/ / J. B. DeNault, III           / / R. Harris                    / / A. H. Voss

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR 1995

             / / FOR             / / AGAINST             / / ABSTAIN

3. PROPOSAL TO APPROVE THE STOCK OPTION PLAN

             / / FOR             / / AGAINST             / / ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                                                    Dated ______________________
                                                    Signature(s)________________
                                                    ____________________________
                                                  see other side for important
                                                           information

                                                 Please mark, date  and sign  as
                                                 your  name appears  to the left
                                                 and  return  in  the   enclosed
                                                 envelope. If acting as
                                                 executor, administrator,
                                                 trustee or guardian, you should
                                                 so  indicate  when  signing. If
                                                 the signer  is  a  corporation,
                                                 please  sign the full corporate
                                                 name,   by   duly    authorized
                                                 officer.  If  shares  are  held
                                                 jointly, each stockholder named
                                                 should sign.

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 20TH CENTURY INDUSTRIES. THE SHARES IN YOUR ACCOUNTS WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE WILL NOT BE REQUIRED TO VOTE SUCH SHARES UNLESS REQUIRED TO DO SO BY APPLICABLE LAW.